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                                                                    EXHIBIT 10.2



                     [COMERICA BANK-CALIFORNIA LETTERHEAD]



                    MODIFICATION TO LOAN & SECURITY AGREEMENT

      This First Modification to Loan & Security Agreement (this "Modification") is entered into by and between General Automation, Inc. ("Borrower") and Comerica Bank-California ("Bank") as of this 28TH day of MAY, 1998, at San Jose, California.

                                    RECITALS

      A. Bank and Borrower have previously entered into or are concurrently herewith entering into a Loan & Security Agreement (Accounts & Inventory) (the "Agreement") dated December 18, 1997.

      B. Borrower has requested, and Bank has agreed, to modify the Agreement as set forth below.

                                    AGREEMENT

      For good and valuable consideration, the parties agree as set forth below:

      Incorporation by Reference. The Agreement as modified hereby and the Recitals are incorporated herein by this reference.



Section 2.1 Upon the request of the Borrower, made at any time and from time to time during the term hereof, and so long as no Event of Default has occurred, Bank shall lend to Borrower an amount equal to the Borrowing Base; provided, however, that in no event shall Bank be obligated to make advances to Borrower under this Section 2.1 whenever the Daily Balance exceeds, at any time, either the Borrowing Base or the sum of TWO MILLION TWO HUNDRED THOUSAND AND N0/100 DOLLARS ($2,200,000.00), such amount being referred to herein as "Overadvance".



Section 6.16 b    Borrower shall deliver to Bank within thirty (30) days after the end of each month, a Company Prepared balance sheet and profit and loss statement covering Borrower's operations and deliver to Bank within ninety (90) days after the

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                  end of each of Borrower's fiscal years a(n) ANNUAL CPA
                  UNQUALIFIED AUDITED statement of the financial condition and 10-K of the Borrower for each such fiscal year, including but not limited to, a balance sheet and Profit and loss statement and any other report requested by Bank relating to the Collateral and the financial condition of Borrower, and a certificate signed by an authorized employee of Borrower to the effect that all reports, statements, computer disk or tape files, computer printouts, computer runs, or other computer prepared information of any kind or nature relating to the foregoing or documents delivered or caused to be delivered to Bank under this subparagraph are complete, correct and thoroughly present the financial condition of Borrower and that there exists on the date of delivery to Bank no condition or event which constitutes a breach or Event of Default under this Agreement.



Section 6.16 c    In addition to the financial statements requested above, the
                  Borrower agrees to provide Bank with the following schedules:

                  Accounts Receivable Agings on a monthly basis within 20 days of each month end;

                  Accounts Payable Agings on a monthly basis within 20 days of each month end;

                  Borrowing Base Certificates detailing eligible accounts receivable for both product sales and service contracts on a weekly basis and upon any new advances;

                  10-Q and Company prepared financial statements and Covenant Compliance Certificates on a quarterly basis within 45 days of each quarter-end;

                  Listing of open Sequoia service contracts on a quarterly basis.

Section 6.17 l    All advances to be approved by Officer.

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      Legal Effect. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.

      Integration. This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

      IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.


                                        COMERICA BANK-CALIFORNIA


                                        By:          /s/ DIANA FISK
                                           ------------------------------------
                                                         Diana Fisk

                                        Title:         Vice President
                                              ---------------------------------

                                        BORROWER:


                                        GENERAL AUTOMATION, INC.


                                        By:     /s/ R. D. BAGBY
                                           ------------------------------------

                                        Title: Vice Chairman
                                              ---------------------------------

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